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                                                                  EXHIBIT 10.31
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PERFORMANCE INCENTIVE PLAN                                              FY 1998
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                           PERFORMANCE INCENTIVE PLAN

                                Fiscal Year 1998

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                                  June 2, 1997



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PERFORMANCE INCENTIVE PLAN                                              FY 1998
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A.  PURPOSE

The purpose of the Performance Incentive Plan ("Plan") is to encourage the achievement of Company performance objectives through teamwork at the Company, unit and individual level.

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B.  ELIGIBILITY TO PARTICIPATE

o     Group A Participants:

       CEO
       Officers
       Other selected senior level employees*

       * Employees covered by other incentive arrangements may be transitioned into the Plan by FY 1999

       Provisions pertaining to Group A participants:

       -      Identified at the start of the fiscal year

       -      New hires are eligible on a pro-rated basis

       - Employees promoted into a participating position are eligible on a pro-rated basis

       - Participants terminating prior to the end of the Plan period are not eligible for that period, unless termination is due to death, disability, or normal retirement, in which event a prorated incentive may be paid

       - No incentive is payable to the participant for the Plan period if the participant is on a written Performance Plan

o      Group B Participants:

       All employees not in Group A or participating in any of the Company's sales incentive plans will be eligible to participate in a discretionary bonus pool. Actual recipients will be determined according to the process outlined in Section H below.

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C.  TARGET and MAXIMUM INCENTIVES:  GROUP A PARTICIPANTS

o Incentives expressed as percentage of base salary earned during each Plan period.

o      Target incentive guidelines by participant level:*

       CEO                                                 50%
       Officers                                      25% - 35%
       Vice Presidents/Directors                     20% - 30%
       Senior Individual Contributors                10% - 15%

       * Variations may be made on an approved basis

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PERFORMANCE INCENTIVE PLAN                                              FY 1998
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o      No maximum individual incentive, subject to limitation on "over Plan"
       incentives specified in Section F below.

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PERFORMANCE INCENTIVE PLAN                                              FY 1998
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D.  PLAN PERIODS

o Group A Participants: Incentives will be determined and paid on a quarterly basis; incentives for performance over Plan, if any, will be determined and paid on an annual basis.

o Group B Participants: Discretionary bonuses will be determined and paid generally on an annual basis, although bonuses may be paid during the year, as appropriate.

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E.  COMPANY PERFORMANCE OBJECTIVES and THRESHOLDS:  GROUP A PARTICIPANTS

o At the start of the Plan year, Company performance objectives will be established by quarter for revenue ($) and operating income ($, excluding, as an expense, the accrual for target incentives under the
       Plan).

o At the end of each Plan period, the Company performance level will be determined, based upon the weighted average of the % achievement of the revenue objective and the % achievement of the operating income objective, with revenue performance weighted 2:1 compared to operating income performance.

o Example: If 100% of the revenue objective is achieved and 97% of the operating income objective is achieved, the Company performance level is calculated as 100% x 2 = 200% + 97% = 297% + 3 = 99%.

o For Group A participants, company performance will be measured on a cumulative basis, as follows:

       Q1 incentive: Q1 performance vs. Q1 objectives
       Q2 incentive: Q1 + Q2 performance vs. Q1 + Q2 objectives
       Q3 incentive: Q1 + Q2 + Q3 performance vs. Q1 + Q2 + Q3 objectives Q4 incentive: Q1 + Q2 + Q3 +Q4 performance vs. Q1 + Q2 + Q3 + Q4 objectives

o Thresholds: For any incentives to be paid to Group A participants for a given quarter, each of the following minimum Company performance levels must be achieved:

       Revenue                               At least 80% of objectives
       Operating income                      At least 70% of objectives

       In addition, the weighted average of revenue performance and operating income performance must be at least 80% achievement of objectives.

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PERFORMANCE INCENTIVE PLAN                                              FY 1998
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F.  INCENTIVE DETERMINATION PROCESS:  GROUP A PARTICIPANTS

o Incentives for Group A participants will be determined based 100% upon Company performance. However, regardless of Company performance, no incentive will be paid to a Group A participant for a given Plan period if the participant is on a written Performance Plan at the end of the Plan period.

o At the end of each of the first three Plan quarters, each Group A participant's incentive will be determined based upon multiplying the participant's target incentive by an adjustment factor, using the scale below:

                      Quarterly                                Quarterly
              Company Performance Level                    Target Incentive
   (Weighted Average % Achievement of Objectives)          Adjustment Factor

                      Over 100%                                  1.00
                        100%                                     1.00
                         95%                                     0.90
                         90%                                     0.80
                         85%                                     0.70
                         80%                                     0.60
                      Under 80%                                  0.00

o At the end of the 4th Plan quarter, each Group A participant's incentive will be determined by multiplying the participant's target incentive by an adjustment factor, according to the following process:

       - The participant's Q4 target incentive will be based upon a % of full year base salary earned, rather than base salary for the quarter.

       - The Q4 incentive may exceed 100% of the target incentive, if cumulative Company performance is greater than 100% achievement of objectives. However, the total "over Plan" incentives for all Group A participants may not exceed 30% of the amount of actual annual operating income that is greater than targeted operating income.

       - Since the Q4 incentive is based upon full year Company performance and the participant's full year base salary, the actual incentive paid (if any) to the Group A participant will be the full year incentive minus incentive payments made for Q1, Q2 and Q3 (provided, however, that incentives previously paid will not be repaid to the Company if the full year incentive is less than the total of the Q1 + Q2 + Q3 incentive payments).

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PERFORMANCE INCENTIVE PLAN                                              FY 1998
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F.  INCENTIVE DETERMINATION PROCESS:  GROUP A PARTICIPANTS (continued)

       - The following adjustment factor scale will be used for the Q4 incentive:

                     Q1 + Q2 + Q3 + Q4                              Q4
                 Company Performance Level                   Target Incentive
      (Weighted Average % Achievement of Objectives)         Adjustment Factor

                         Over 150%                                    *
                           150%                                    2.00
                           140%                                    1.80
                           130%                                    1.60
                           120%                                    1.40
                           110%                                    1.20
                           100%                                    1.00
                            90%                                    0.80
                            80%                                    0.60
                         Under 80%                                 0.00

       * Slope continues at 2:1 (e.g., at 160% Company performance level, the target incentive adjustment factor would be 2.20)

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G.  SAMPLE CALCULATION:  GROUP A PARTICIPANTS

o Participant A = annual base salary of 160,000, target incentive of 35% base

o Assume the following hypothetical Company performance targets and actual performance levels:

                                      QUARTERLY       Weighted                    YEAR TO DATE      Weighted
                                      Operating        Average                      Operating        Average
                      Revenue (M)    Income (M)      Performance    Revenue (M)    Income (M)      Performance

       Q1
       Target              5.0            0.5                            5.0             0.5
       Actual              5.2            0.5                            5.2             0.5
       % Target         104.0%         100.0%          102.7%         104.0%          100.0%         102.7%

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       Q2
       Target              7.0            1.0                           12.0             1.5
       Actual              5.8            0.7                           11.0             1.2
       % Target          82.9%          70.0%           78.6%          91.7%           80.0%          87.8%

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       Q3
       Target              8.0            1.5                           20.0             3.0
       Actual              9.0            1.7                           20.0             2.9
       % Target         112.5%         113.3%          112.8%         100.0%           96.7%          98.9%

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       Q4
       Target             10.0            2.2                           30.0             5.2

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PERFORMANCE INCENTIVE PLAN                                              FY 1998
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
       Actual             11.8            3.1                           31.8             6.0
       % Target         118.0%         140.9%          125.6%         106.0%          115.4%         109.1%

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PERFORMANCE INCENTIVE PLAN                                              FY 1998
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G.  SAMPLE CALCULATION:  GROUP A PARTICIPANTS (continued)

o      Q1, Q2, Q3 Incentive Calculation:

                                                         Q1               Q2                Q3

       Quarterly Base Salary                           40,000           40,000            40,000
       Target Incentive %                                 35%              35%               35%
       Target Incentive                                14,000           14,000            14,000
       Company Performance YTD                         102.7%            87.8%             98.9%
       Incentive Adjustment Factor                     *1.000            0.756             0.978
       Incentive                                       14,000           10,584            13,692

       * Capped at 100%

o      Q4 Incentive Calculation:

       Full year base salary                          160,000
       Target incentive %                                 35%
       Target incentive                                56,000
       Company Performance YTD                         109.1%
       Incentive Adjustment Factor                      1.182
       Incentive                                       66,192
       Minus Q1, Q2, Q3 Payments                     (38,276)
       Final Q4 incentive                             *27,916

       * Subject to cap of 30% of incremental operating income over Plan that can be applied to total of Group A participants' actual incentives over target
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PERFORMANCE INCENTIVE PLAN                                              FY 1998
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H.  BONUS DETERMINATION PROCESS: GROUP B PARTICIPANTS

o Target discretionary bonus pool determined at start of Plan year based upon base payroll of eligible participants, targeted participation percentage and projected typical discretionary bonus size.

o      Example (hypothetical):

       -      Total base payroll for eligible Group B participants = $5,000,000

       -      Targeted participation percentage = 20%

       -      Targeted participating payroll = $5,000,000 x .20 = $1,000,000

       -      Typical discretionary bonus = 5% base salary

       -      Discretionary bonus pool = $1,000,000 x .05 = $50,000

o The discretionary bonus pool will be budgeted for the Plan year, rather than accrued based upon company performance.

o Discretionary bonuses should generally not be less than $500 nor more than $2,500 per recipient.

o      Discretionary bonus award process:

       -      Participation based upon outstanding individual performance

       - Candidates for award recommended by immediate supervisor, detailing performance basis for award

       -      Candidates reviewed and approved by appropriate Officer

       -      Final awards subject to review and approval of CEO

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